UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 27, 2005


                              ASB HOLDING COMPANY
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


         United States                    0-31789              56-2317250
--------------------------------------------------------------------------------
(State or other jurisdiction            (Commission         (IRS Employer
of incorporation)                       File Number)        Identification No.)


365 Broad Street, Bloomfield, New Jersey                            07003
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (973) 748-3600
                                                     --------------

                                  Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                              ASB HOLDING COMPANY
                      INFORMATION TO BE INCLUDED IN REPORT


Item 8.01 Other Events

On September 27, 2005, the Registrant, ASB Holding Company, announced that it expects to close its second-step conversion from the mutual holding company form of organization to a full stock corporation (the "Conversion") on October 5, 2005. The Registrant also announced that, subject to the receipt of regulatory approval from the Office of Thrift Supervision, American Bancorp of New Jersey, Inc., the new holding company for the Bank, expects to sell 9,918,750 shares of its common stock in the Conversion at $10.00 per share. In addition, each share of common stock held by the public stockholders of ASB Holding Company is expected to be converted into 2.55102 shares of common stock of American Bancorp of New Jersey, Inc., resulting in an aggregate of 4,250,892 exchange shares. Accordingly, American Bancorp of New Jersey, Inc. will have 14,169,642 total shares outstanding following the Conversion, which is the super-maximum of the estimated valuation range.

A copy of the press release is furnished with this Form 8-K as Exhibit 99 and the information contained in the press release is incorporated herein.


Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit
Number           Description
--------------------------------------------------------------------------------
 99              Press Release dated September 27, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ASB HOLDING COMPANY


Date: September 27, 2005               By:      /s/Eric B. Heyer
                                                --------------------------------
                                                Eric B. Heyer
                                                Senior Vice President and
                                                Chief Financial Officer